UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2011



                             ICAHN ENTERPRISES L.P.
             (Exact Name of Registrant as Specified in Its Charter)




          Delaware                      1-9516                    13-3398766
(State or Other Jurisdiction        (IRS Employer             (Commission File
     of Incorporation)           Identification No.)                Number)


               767 Fifth Avenue, Suite 4700, New York, NY  10153
              (Address of Principal Executive Offices)  (Zip Code)

                                 (212) 702-4300
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2011, Vincent J. Intrieri (the "Employee") entered into an employment agreement (the "Agreement") with Icahn Enterprises Holdings L.P. ("Icahn Enterprises Holdings"), the term of which commences on October 1, 2011. This agreement supersedes and replaces the employment agreement entered into between Icahn Management LP and the Employee, dated December 31, 2004.

Pursuant to the Agreement, Mr. Intrieri serves as Senior Vice President of Icahn Enterprises G.P. and Senior Managing Director of hedge funds controlled by Icahn Enterprises Holdings. Mr. Intrieri's employment period shall continue through December 31, 2013, unless otherwise terminated earlier or extended, in each case, pursuant to the terms of the Agreement.

Pursuant to the Agreement, Mr. Intrieri is entitled to aggregate compensation of $6.5 million per annum. If the Agreement is extended beyond December 31, 2013 pursuant to the terms of the Agreement, Mr. Intrieri is entitled to aggregate compensation of $7.5 million per annum.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as
Exhibit 10.1 hereto and is incorporated into this Current Report on Form 8-K by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 - Vincent J. Intrieri Employment Agreement, dated as of October 1, 2011.

      [Remainder of page intentionally left blank; signature page follows]

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ICAHN ENTERPRISES L.P.
                                           (Registrant)


                                           By:  Icahn Enterprises G.P. Inc., its
                                                general partner


                                           By:  /s/ Dominick Ragone
                                                -------------------
                                                Dominick Ragone
                                                Chief Financial Officer

Date:  September 30, 2011